Exhibit 10.1



                                PROMISSORY NOTE

$165,000.00                                                    Sarasota, Florida
                                                                January 13, 2006

     FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of TELESIS TECHNOLOGY CORPORATION, a Florida corporation, or its assigns (hereinafter referred to as "Holder"), at 1611 12th St. E., Palmetto, FL
                                                  ------------------------------
34221,  or  such  place  as the Holder hereof designates, in lawful money of the
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United  States  of America, the principal sum of ONE HUNDRED SIXTY-FIVE THOUSAND
DOLLARS ($165,000.00) together with interest from the date hereof on the outstanding principal balance at the rate of Eight Percent (8%), simple interest per annum, in accordance with the following provisions:

1.   Payment:  The  outstanding  principal  and  accrued  interest  shall be due
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     and  payable  in  Sixty  (60)  equal  installments  each  in  the amount of
     $3,345.61, commencing February 13, 2006 and continuing on the same day of each month thereafter until January 13, 2011 when the entire principal balance with any accrued and unpaid interest shall become due and payable in full. An amortization schedule is attached hereto as Exhibit "A".

2.   Prepayment:  This  note  may  be  prepaid  in  full  or in part at any time
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     without penalty.

3.   Default:  The  undersigned  shall  be  deemed  in  default if no payment is
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     received  by  the  Holder  within Fifteen (15) days of the due date. If the undersigned defaults hereunder or under any instrument by which this Note is or may hereafter be secured or under that certain Standard Asset Purchase Contract and Receipt dated December 12, 2005 by and between the Holder and the Maker, such default shall be deemed a default under all of the aforementioned instruments, all the unpaid principal and all the interest then accrued thereon, at the option of the Holder hereof, shall become immediately due and payable without demand or notice, time being of the essence. If any principal or interest is not paid when due, including but not limited to payments due upon acceleration, interest shall be due and payable on the whole of the unpaid balance of said principal sum at the default interest rate of Eighteen Percent (18%) per annum until paid. In the event any payment is not received within Ten (10) days of the date due, there will be due and owing a late fee equal to Five Percent (5%) of such payment.

4.   Waiver  Of  Rights:  Except  as  otherwise provided herein, the undersigned
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     and each person liable hereon, whether maker, endorser or otherwise, hereby waive all rights of presentment, demand for payment, protest, notice of protest and notice of dishonor, notice of nonpayment, diligence in collection, and all other requirements necessary to hold each of them liable hereon.

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5.   Costs  and  Attorney  Fees:  The  undersigned  hereby  agree  to  pay  all
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     costs,  including without limitation reasonable attorney's fees through all appeal stages, incurred by Holder in enforcing any right or remedy hereunder, including without limitation for collection.

6.   Remedies  Cumulative  and  Nonwaiver:  The  remedies  of  Holder hereof, as
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     provided  herein  or  in  any  other  instrument incorporated or referenced herein, shall be cumulative and concurrent and may be pursued singularly, successively or together, at the sole discretion of Holder hereof, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

7.   Modification:  This  Note  may  be  modified or terminated only in writing.
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     Any  modification or termination must be agreed to by both parties and both parties must agree in writing.

8.   Collateral:  This  Note  is  secured  by  a Security Agreement of even date
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     herewith  executed  by the undersigned regarding certain property described therein and represents money actually used by the Maker for the purpose of purchasing said personal property and assets of the Holder. The terms and conditions of said Security Agreement are hereby made a part of this instrument by reference.

9.   Due  on  Sale:  This  Note  may  not be assumed, assigned or transferred to
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     a third party and the entire balance of principal and interest shall be due and payable upon the sale of the business known as "TELESIS COMMERCIAL PRODUCTS DIVISION" and/or the subject property as described in the Security Agreement. Any transfer of ownership of the collateral by Maker shall be deemed a sale and shall cause this Note to be due in full. Any sale of the stock of the limited liability company of Maker shall be deemed a sale and shall cause this Note to be due in full.

10.  Joint  and  Several  Liability:  All  obligations  and  liabilities  of the
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     undersigned  and  each  person  liable  hereon,  whether maker, endorser or otherwise, shall be joint and several.

11.  Governing  Law:  This  Note  shall  be  enforced  and governed by reference
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     to Florida Law.

12.  Uncollectible  Funds:  In  the  event  that  any  payment  of  funds in any
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     form  is  returned  uncollectible  for  any reason, the Makers of this Note shall be assessed and shall immediately pay a $25.00 "bad check" administrative charge, in addition to any service charged incurred by the holder, and the holder hereof at his option may require all future payments to be made by cash, bank check or any other form suitable to the holder hereof. Any waiver or waivers of this provision by the holder hereof shall not constitute a subsequent waiver.

13.  Right  of  Set-off:  This  Note  is subject to a certain "Right of Set-off"
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     granted  the  Maker  hereof  under  the  terms  and provisions of a certain
     Standard Asset Purchase Contract and Receipt dated December 16, 2005 by and between Lender and Maker (the "Contract"). In the event that Buyer shall

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     become  aware  of  any  claim  against the Business not disclosed by Seller prior to closing, Buyer shall promptly notify Seller in writing of such claim. In the event Seller does not satisfy said claim or said claim is not disputed with ten (10) days from the receipt of such notice, Buyer may, at its sole discretion subsequent to Closing, pay such claim and receive full credit against the next payment(s) due under this Note.


                                               MAKER:

                                               GLOBAL TECHNOLOGY COMPONENTS, LLC

                                               /s/ David R. Kraft
                                               ---------------------------------
                                               BY: DAVID R. KRAFT
                                               ITS MANAGING MEMBER

Documentary Stamps in the amount of $577.50 have been paid.

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